UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2006
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One Williams Center
Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release
Slide Presentation

Item 2.02. Results of Operations and Financial Condition.
Williams Partners L.P. (the “Partnership”) amends its current report on Form 8-K filed on May 2, 2006 in order to amend and replace Exhibit 99.1, the press release and its accompanying schedules. The amended Exhibit 99.1 includes a new table reconciling net income to adjusted EBITDA attributable to a 25.1 percent interest in Williams Four Corners LLC as discussed in the press release.
The press release and its accompanying schedules are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 7.01. Regulation FD Disclosure.
On May 2, 2006, the Partnership furnished for Regulation FD purposes its slide presentation to be utilized during a public conference call and webcast on the morning of May 2, 2006. The Partnership amends its Form 8-K filed May 2, 2006 in order to amend Exhibit 99.2 to replace slides 11 and 16 and add new slide 21.
The slide presentation is being furnished pursuant to Item 7.01, Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit Number	Description
Exhibit 99.1	Copy of the Partnership’s press release dated May 2, 2006 and accompanying schedules, publicly announcing its first quarter financial results.

Exhibit 99.2	Copy of the revised slide presentation related to the May 2, 2006 public conference call and webcast.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

	By:	Williams Partners GP LLC, its General Partner

Date: May 2, 2006	By:	/s/ Donald R. Chappel

Donald R. Chappel
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Copy of the Partnership’s press release dated May 2, 2006 and accompanying schedules, publicly announcing its first quarter financial results.

Exhibit 99.2	Copy of the revised slide presentation related to the May 2, 2006 public conference call and webcast.